EXHIBIT 21

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                                   GENERAL MILLS, INC. AFFILIATES

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                               SUBSIDIARIES                                    JURISDICTION
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
AESR, LLC                                                                 Delaware
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Cereal Partners France B.V.                                               Netherlands
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Cereales Partners Colombia Ltda.                                          Colombia
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Cereales Partners Latin America LLC                                       Delaware
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Colombo, Inc.                                                             Delaware
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D.H. Austral (Uruguay) Sociedad Anonima                                   Uruguay
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D'Oro Sociedade de Productos Alimentares                                  Portugal
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FYL Corp.                                                                 California
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Gardetto's Bakery, Inc.                                                   Wisconsin
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GCF Servicios de Mexico, S. de R.L. de C.V.                               Mexico
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General Mills (Suisse) SVE Sarl                                           Switzerland
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General Mills Argentina S.A.                                              Argentina
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General Mills Argentina, L.S., LLC                                        Delaware
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General Mills Asia Pacific Limited                                        Hong Kong
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General Mills Asia Pte. Ltd.                                              Singapore
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General Mills Australia Pty Ltd                                           Australia
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General Mills Bakery & Food Service Pty Ltd                               Australia
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General Mills Belgium, SNC                                                Belgium
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General Mills Belgium, SNC, Portugal Branch                               Portugal
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General Mills Berwick Limited                                             UK
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General Mills Brasil Ltda                                                 Brazil
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General Mills Canada BV                                                   Netherlands
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General Mills Canada Corporation                                          Canada
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General Mills Capital, Inc.                                               Nevada
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General Mills Cereals Properties, LLC                                     Delaware
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General Mills Cereals, LLC                                                Delaware
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General Mills China Limited                                               Hong Kong
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General Mills Continental, Inc.                                           Delaware
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General Mills Continental, Inc. S.A.                                      Chile
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General Mills Continental, Inc., Japanese Branch                          Japan
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General Mills Continental, Inc., Shanghai Rep. Office                     China
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General Mills de Mexico, S. de R.L. de C.V.                               Mexico
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General Mills de Venezuela, C.A.                                          Venezuela
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General Mills Direct Marketing, Inc.                                      Delaware
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General Mills Entertainment, Inc.                                         Minnesota
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General Mills Espana B.V.                                                 Netherlands
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General Mills Espana B.V., Spanish Branch                                 Spain
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General Mills Exchange Sub, LLC                                           Delaware
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General Mills Europe Sarl                                                 Switzerland
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General Mills Factoring LLC                                               Delaware
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General Mills Finance, Inc.                                               Delaware
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General Mills Foods (Nanjing) Co. Ltd.                                    China
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General Mills Foods Asia Limited                                          Hong Kong
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General Mills Foundation (non-profit)                                     Minnesota
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General Mills France (SAS)                                                France
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General Mills Global Finance Ltd.                                         Bermuda
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General Mills Global Holdings Ltd.                                        Bermuda
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General Mills Global Holdings Two Ltd.                                    Bermuda
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General Mills GmbH                                                        Germany
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General Mills HD Japan B.V.                                               Netherlands
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General Mills Hellas S.A.                                                 Greece
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General Mills Holding (Australia) Pty Limited                             Australia
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General Mills Holding (France) SAS                                        France
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

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                               SUBSIDIARIES                                    JURISDICTION
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
General Mills Holding (Spain) ETVE, S.L.                                  Spain
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General Mills Holding (U.K.) Limited                                      United Kingdom
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General Mills Holding A (Netherlands) B.V.                                Netherlands
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General Mills Holding B (Netherlands) B.V.                                Netherlands
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General Mills Holding B.V.                                                Netherlands
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General Mills Holding One (Germany) GmbH                                  Germany
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General Mills Holland B.V.                                                Netherlands
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General Mills Hong Kong Limited                                           Hong Kong
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General Mills Iberica, S.A. Unipersonal                                   Spain
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General Mills ICF S.A.R.L.                                                Switzerland
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General Mills India Private Limited                                       India
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General Mills International (France) S.A.                                 France
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General Mills International A, Inc.                                       Delaware
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General Mills International B, Inc.                                       Delaware
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General Mills International Businesses Two, Inc.                          Delaware
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General Mills International Businesses, Inc.                              Delaware
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General Mills International Finance LLC                                   Delaware
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General Mills International Holdings, LLC                                 Delaware
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General Mills International Limited                                       Delaware
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General Mills International y Compania S. en N.C. de C.V.                 Mexico
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General Mills IP Holdings I, LLC                                          Delaware
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General Mills IP Holdings II, LLC                                         Delaware
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General Mills Israel Ltd                                                  Israel
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General Mills Italia Srl                                                  Italy
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General Mills Korea Co., Ltd.                                             South Korea
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General Mills Landes (SAS)                                                France
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General Mills Lebanon S.A.L.                                              Lebanon
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General Mills Luxembourg S.A.R.L.                                         Luxembourg
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General Mills Maarssen B.V.                                               Netherlands
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General Mills Maarssen Holding, Inc.                                      Delaware
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General Mills Maghreb SARL                                                Morocco
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General Mills Malaysia Sdn. Bhd.                                          Malaysia
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General Mills Marketing, Inc.                                             Delaware
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General Mills Mauritius, Inc.                                             Mauritius
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General Mills Middle East SAL                                             Lebanon
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General Mills Missouri, Inc.                                              Missouri
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General Mills N.A., NV                                                    Netherlands Antilles
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General Mills Netherlands B.V.                                            Netherlands
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General Mills New Zealand Limited                                         New Zealand
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General Mills North America Affiliates                                    Canada
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General Mills Operations, Inc.                                            Delaware
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General Mills Pension Trustee Limited                                     UK
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General Mills Products Corp.                                              Delaware
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General Mills Properties, Inc.                                            New York
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General Mills RH, Inc.                                                    Delaware
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General Mills Rights Holdings, LLC                                        Delaware
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General Mills Russia Holding, Inc.                                        Delaware
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General Mills Sales, Inc.                                                 Delaware
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General Mills San Adrian, S.L.                                            Spain
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General Mills Scandinavia AB                                              Sweden
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General Mills Services (UK) Ltd.                                          England
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General Mills Services, Inc.                                              Delaware
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General Mills Snacks Holding B.V.                                         Netherlands
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General Mills South Africa (Proprietary) Limited                          South Africa
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General Mills Taiwan Limited                                              Taiwan
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General Mills Two (Germany) GmbH                                          Germany
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General Mills UK Limited                                                  UK
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


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                               SUBSIDIARIES                                    JURISDICTION
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
General Mills Venezuela BV                                                Netherlands
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General Mills Ventas de Mexico, S. de R.L. de C.V.                        Mexico
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General Mills, Inc. - Mexican Branch                                      Mexico
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Gigante Verde Y Compania, S. en N.C. de C.V.                              Mexico
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Gigante Verde, Inc.                                                       Delaware
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GM Cereals Holdings, Inc.                                                 Delaware
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GM Cereals Operations, Inc.                                               Delaware
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GMEAF SNC                                                                 France
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GMSNACKS, SCA                                                             France
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Gold Medal Insurance Co.                                                  Minnesota
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Green Giant Asia Pacific Ltd.                                             Taiwan
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Green Giant International Inc.                                            Minnesota
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Guangzhou Pillsbury V. Pearl Foods Co., Ltd.                              China
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Haagen-Dazs Arras (SNC)                                                   France
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Haagen-Dazs Belgium (S.A. N.V.)                                           Belgium
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Haagen-Dazs International Shoppe Company, Inc. (The)                      Minnesota
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Haagen-Dazs Nederland B.V.                                                Netherlands
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Haagen-Dazs Taiwan Limited                                                Taiwan
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Hangzhou H.D. Food Company Ltd                                            China
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HD China B.V.                                                             Netherlands
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HDIP Inc.                                                                 Delaware
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Inmobiliaria Selene, S.A. de C.V.                                         Mexico
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La Saltena S.A.                                                           Argentina
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Lloyd's Barbeque Company                                                  Minnesota
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MESI Fuel Station No. 1 L.L.C.                                            Ohio
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Mills Online, Inc.                                                        Delaware
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Northgate Partners LLC                                                    North Dakota
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Old El Paso Foods B.V.                                                    Netherlands
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Pet, Inc.                                                                 Delaware
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Pillsbury Company (The)                                                   Delaware
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Pillsbury Export Corp.                                                    Barbados
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Pillsbury FF Holdings (Guangzhou) Limited                                 BVI
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Pillsbury Foods Manufacturing Sdn. Bhd.                                   Malaysia
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Pillsbury Frozen Foods Holdings (Guangzhou) Limited                       BVI
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Pillsbury Frozen Foods Holdings (Shanghai) Limited                        BVI
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Pillsbury Market Development Ltd.                                         BVI
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Pillsbury Mexico, S.A. de C.V.                                            Mexico
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Pillsbury Philippines International, Inc.                                 Philippines
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Pillsbury Philippines, Inc.                                               Philippines
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Pillsbury Puerto Rico, Inc.                                               Puerto Rico
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Popcorn Distributors, Inc.                                                Delaware
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Progresso Quality Foods Company                                           Delaware
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RDL Coal L.L.C.                                                           Delaware
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Shanghai General Mills Consulting Ltd.                                    China
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Shanghai H.D. Food Company Limited                                        China
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Shanghai Haagen-Dazs Food Trading Co., Ltd.                               China
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Shanghai Pillsbury Frozen Foods, Limited                                  China
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Shaw Coast Business - SGPS, Lda                                           Portugal
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Small Planet Foods, Inc.                                                  Washington
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Super Fitness International S.A.                                          Panama
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Sweetgrass Grain Partnership                                              Montana
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TPC-RF, Inc.                                                              California
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Washburn Investment Office Incorporated                                   Delaware
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Win/Win Radio, Inc.                                                       Delaware
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Yoplait USA, Inc.                                                         Delaware
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
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                             JOINT VENTURES                                     JURISDICTION
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
8th Continent, LLC                                                        Delaware
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C.P. Hellas EEIG                                                          Greece
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C.P.A. Cereal Partners Handelsgesellschaft M.B.H.                         Austria
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C.P.A. Cereal Partners Handelsgesellschaft m.b.H. & Co. OHG               Austria
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C.P.D. Cereal Partners Deutschland GmbH & Co. OHG                         Germany
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C.P.D. Cereal Partners Deutschland Verwaltungsgesselschaft mbH            Germany
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C.P.W. Mexico S. de R.L. de C.V.                                          Mexico
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Cereal Associados Portugal A.E.I.E.                                       Portugal
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Cereal Partners (Malaysia) Sdn. Bhd. (CPW Malaysia)                       Malaysia
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Cereal Partners (Thailand) Limited                                        Thailand
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Cereal Partners Australia                                                 Australia
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Cereal Partners Czech Republic, s.r.o. (CP Czech Republic)                Czech Republic
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Cereal Partners Espana, A.E.I.E.                                          Spain
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Cereal Partners France SNC                                                France
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Cereal Partners Hungaria Ltd.                                             Hungary
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Cereal Partners LLC (CPW Russia)                                          Russia
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Cereal Partners Mexico SA de CV                                           Mexico
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Cereal Partners Poland Torun-Pacific Sp.z.o.o.                            Poland
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Cereal Partners Slovak Republic, s.r.o. (CP Slovak Republic)              Slovak Republic
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Cereal Partners Trading, LLC                                              Russia
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Cereal Partners U.K.                                                      United Kingdom
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Cereal Partners Venezuela (CPW Venezuela)                                 Venezuela
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Cereales C.P.W. Bolivia S.R.L.                                            Bolivia
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Cereales C.P.W. Chile Limitada                                            Chile
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Cereales CPW Peru Limitada                                                Peru
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Chipma Sociedade de Productos Alimentares                                 Portugal
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CP Argentina - U.T.E.                                                     Argentina
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CP Colombia ACP                                                           Colombia
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CP Middle East FZCO                                                       UAE
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CP Suisse                                                                 Switzerland
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CPW do Brasil Ltda.                                                       Brazil
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CPW Dominican Republic                                                    Dominican Republic
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CPW Ecuador                                                               Ecuador
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CPW Hong Kong Limited                                                     Hong Kong
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CPW Operations S.A.R.L.                                                   Switzerland
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CPW Paraguay S.R.L.                                                       Paraguay
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CPW Philippines, Inc.                                                     Philippines
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CPW Romania                                                               Romania
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CPW S.A.                                                                  Switzerland
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CPW Singapore (Pte.) Ltd.                                                 Singapore
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CPW Trinidad & Tobago, Ltd.                                               Trinidad
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CPW Uruguay S.A.                                                          Uruguay
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Frito Lay Distribution                                                    Russia
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Frito Lay France S.a.r.L.                                                 France
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Frito Lay Manufacturing                                                   Russia
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Frito Lay Trading Company (Europe) GmbH                                   Switzerland
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Haagen-Dazs Japan, Inc.                                                   Japan
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Haagen-Dazs Korea Co., Ltd.                                               South Korea
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HD Distributors (Thailand) Co., Ltd.                                      Thailand
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HD Marketing & Distribution Philippines, Inc.                             Philippines
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Latvian Snacks Ltd.                                                       Latvia
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Lithuania Snacks Ltd.                                                     Lithuania
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Matudis SL                                                                Portugal
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Matutano, S.A.                                                            Portugal
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Nestle General Mills Foods Shanghai Limited                               Shanghai
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Nestle General Mills Tianjin (CPW Tianjin)                                China
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                             JOINT VENTURES                                     JURISDICTION
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
Pepsico Estonia                                                           Estonia
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Pepsico Foods Hellas                                                      Greece
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Seretram (SAS)                                                            France
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Smiths Belgium (division)                                                 Belgium
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Smiths Food Group B.V.                                                    Netherlands
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Snack Food Products Business France (SEP)                                 France
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Snack Ventures Europe, SCA                                                Belgium
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Snack Ventures Inversions, SL                                             Spain
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Snack Ventures Manufacturing                                              Spain
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Snack Ventures S.A.                                                       Spain
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SVE (Hungary) Trading and Manufacturing Limited                           Hungary
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SVE Italia S.r.l.                                                         Italy
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SVE Russia Holdings GmbH                                                  Germany
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Tasty Foods S.A.                                                          Greece
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Veurne Snackfoods BVBA                                                    Belgium
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